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                                                                   Exhibit 10.18

                         STEEL DYNAMICS HOLDINGS, INC.
                        1994 INCENTIVE STOCK OPTION PLAN
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                         STEEL DYNAMICS HOLDINGS, INC.
                        1994 INCENTIVE STOCK OPTION PLAN


                               Table of Contents

Article I.  Purpose and Legal Status...................     1
      1.1   Purpose....................................     1
      1.2   Legal Status...............................     1

Article II. Definitions and Construction...............     1
      2.1   Definitions................................     1
      2.2   Construction...............................     1

Article III. Eligibility...............................     2

Article IV. Administration of the Plan.................     2
      4.1   The Committee..............................     2
      4.2   Authority..................................     3

Article V.  Stock Subject to the Plan..................     3
      5.1   Stock Available............................     3
      5.2   Changes to Stock...........................     4

Article VI. Qualification of the Plan; Terms and
            Conditions.................................     4
      6.1   Qualification of the Plan..................     4
      6.2   Terms and Conditions.......................     4

Article VII.  Amendments and Termination...............     6
      7.1   Plan Amendment.............................     6
      7.2   Incentive Stock Option Amendment...........     6

Article VIII.  Unfunded Status of Plan.................     7

Article IX. General Provisions.........................     7
      9.1   Stock Restrictions.........................     7
      9.2   Additional Compensation Arrangements.......     7
      9.3   Nonguarantee of Employment.................     8
      9.4   Withholding of Taxes.......................     8
      9.5   Compliance with Law........................     8
      9.6   Effective Date and Term of Plan............     8
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                         STEEL DYNAMICS HOLDINGS, INC.
                        1994 INCENTIVE STOCK OPTION PLAN


                      ARTICLE I. PURPOSE AND LEGAL STATUS


      1.1 Purpose. The purpose of the Steel Dynamics Holdings, Inc. 1994 Incentive Stock Option Plan (the "Plan") is to enable key employees of Steel Dynamics Holdings, Inc. or its subsidiaries (the "Company") to (i) own shares of stock in the Company, (ii) participate in the shareholder value which will be created, (iii) have a mutuality of interest with other shareholders and (iv) enable the Company to attract, retain and motivate key employees of particular merit.

      1.2 Legal Status. The Plan is intended to be an Incentive Stock Option Plan pursuant to Section 422 of the Code.


                    ARTICLE II. DEFINITIONS AND CONSTRUCTION


      2.1 Definitions. For the purposes of the Plan, the following terms shall be defined as set forth below:

      "BOARD" means the Board of Directors of the Company.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      " COMMITTEE" means the Committee designated by the Board to administer the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

      "COMPANY" means Steel Dynamics Holdings, Inc., an Indiana corporation, and its subsidiaries or any successor organization.

      "DISABILITY" means permanent and total disability within the meaning of
Section 22(e)(3) of the Code.

      "DISINTERESTED PERSON" shall have the meaning set forth in the Rules.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FAIR MARKET VALUE" means the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time;
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provided, however, that where there is a public market for the Stock and the
Stock is registered under the Exchange Act, Fair Market Value shall mean the per share or aggregate value of the Stock as of any given date, as determined by reference to the price of the last traded share of Stock on the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System for such date or the next preceding date that Stock was traded on such market, or, in the event the Stock is listed on a stock exchange, the closing price per share of Stock as reported on such exchange for such date.

      "INCENTIVE STOCK OPTION" or "OPTION" means any stock option granted pursuant to the Plan.

      "IPO" means an Initial Public Offering pursuant to the Securities Act.

      "OPTIONEE" means a key employee to whom an Option is granted pursuant to the Plan.

      "PLAN" means the Steel Dynamics Holdings, Inc. 1994 Incentive Stock Option Plan.

      "RULES" means the regulations promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "STOCK" means the Class A Common Stock of the Company, par value $.01 per share.

      2.2 Construction. The masculine gender includes the feminine and the singular may include the plural, unless the context clearly indicates otherwise.


                            ARTICLE III. ELIGIBILITY


      Key employees who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted Options under the Plan.


                     ARTICLE IV. ADMINISTRATION OF THE PLAN


      4.1 The Committee. The Plan shall be administered by the Board or by a Committee designated by the Board; provided, however, that if the Company registers the Stock or any class of equity securities of the Company pursuant to
Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of all such registrations, grants of Options shall only be made by a Committee of not less than two Disinterested Persons who shall be appointed by the Board and who shall serve at the pleasure of the Board.


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      4.2 Authority. The Committee shall have the authority to grant Incentive
Stock Options pursuant to the terms of the Plan. In particular, the Committee shall, subject to the limitations and terms of the Plan, have the authority:

      (a) to select the key employees of the Company to whom Options may from time to time be granted hereunder;

      (b) to determine whether and to what extent Options are to be granted hereunder;

      (c) to determine the number of shares to be covered by each such Option granted hereunder;

      (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder, including, but not limited to, the option or exercise price and any restriction or limitation, based upon such factors as the Committee shall determine, in its sole discretion;

      (e) to determine whether and under what circumstances an Option may be exercised and settled in cash or Stock or without a payment of cash; and

      (f) to amend the terms of any outstanding Option (with the consent of the Optionee) to reflect terms not otherwise inconsistent with the Plan, including amendments concerning vesting acceleration or forfeiture waiver regarding any Option or the extension of an Optionee's right with respect to Options granted under the Plan, as a result of termination of employment or service or otherwise, based on such factors as the Committee shall determine, in its sole discretion.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Optionees.


                      ARTICLE V: STOCK SUBJECT TO THE PLAN


      5.1 Stock Available. The aggregate number of shares of Stock that may be issued or transferred under the Plan is 21,800, subject to adjustment pursuant to Section 5.2 below. Such shares may be authorized but unissued shares or reacquired shares. In the event the number of


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shares of Stock issued under the Plan and the number of shares of Stock subject to outstanding Options equals the maximum number of shares of Stock authorized under the Plan, no further Options shall be made unless the Plan is properly amended or additional shares of Stock become available for further Options under the Plan. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been exercised, such shares shall again be available for subsequent Options under the Plan.

      5.2 Changes to Stock. If any change is made to the Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding Options under the Plan, the Board or the Committee shall preserve the value of the outstanding Options by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares subject to an outstanding Option and/or the option price of each outstanding Option, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.


          ARTICLE VI. QUALIFICATION OF THE PLAN; TERMS AND CONDITIONS


      6.1 Qualification of the Plan. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

      6.2 Terms and Conditions. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

      (a) Option Price. The option price per share of Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at the time of grant.

      Any Option granted to any Optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation (within the meaning of Section 424 of the Code), shall have an exercise price no less than 110% of Fair Market Value per share on date of the grant.


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      (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date the Option is granted. However, any Option granted to any Optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

      (c) Exercisability. Options shall be exercisable on the fifth anniversary of the date of grant or at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Sections 6.2(f) through 6.2(h), unless otherwise determined by the Committee at or after grant, no Option shall be exercisable during the six months following the date of the granting of such Option. If the Committee provides, in its discretion, that any Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

      The aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Options are exercisable for the first time by the Optionee during any calendar year under the Plan and/or any other stock option plan of the Company shall not exceed $100,000.

      (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 6.2(c), Options may be exercised in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept.

      No shares of Stock shall be issued until full payment therefor has been made. An Optionee shall not have any rights to dividends or other rights of a shareholder with respect to shares subject to the Option until such time as Stock is issued in the name of the Optionee following exercise of the Option in accordance with the Plan.

      (e) Non-transferability of Options. No Option shall be transferable by the Optionee otherwise than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or as permitted under the Rules, and all Options shall be exercisable, during the Optionee's lifetime, only by the Optionee.

      (f) Termination by Reason of Death. Unless otherwise determined by the Committee at or after grant, if an Optionee's employment by the Company terminates by reason of death, any Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant,


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      by the legal representative of the estate or by the legatee of the
      Optionee under the will of the Optionee, for a period of one hundred eighty (180) days (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

      (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at or after grant, if an Optionee's employment by the Company terminates by reason of Disability, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of ninety (90) days (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety-day period (or such shorter period as the Committee shall specify at grant), any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one hundred eighty (180) days from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

      (h) Voluntary Termination. Unless otherwise determined by the Committee at or after grant, if an Optionee voluntary terminates his employment with the Company, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period of three months (or such shorter period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three-month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one hundred eighty (180) days from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

      (i) Other Termination. Unless otherwise determined by the Committee at or after grant, if an Optionee's employment by the Company terminates for any reason other than death, Disability or voluntary termination, the Option shall thereupon terminate.


                    ARTICLE VII. AMENDMENTS AND TERMINATION


      7.1 Plan Amendment. The Board may amend, alter or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an Optionee under an Option award previously granted, without the


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Optionee's consent, or (ii) which, if such approval is not obtained, would require shareholder approval under the Rules.

      7.2 Incentive Stock Option Amendment. The Committee may amend the terms of any Option granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher option prices. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws, securities laws and accounting rules, as well as other developments.


                     ARTICLE VIII. UNFUNDED STATUS OF PLAN


      The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to an Optionee by the Company, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock; provided, however, that, unless the Committee otherwise determines with the consent of the affected Optionee, the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.


                         ARTICLE IX. GENERAL PROVISIONS


      9.1 Stock Restrictions. The Committee may require each person purchasing shares pursuant to an Option to represent to and agree with the Company in writing that the Optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer under the Securities Act or any state securities law.

      All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      At the time of exercise the Committee may require that an Optionee execute a shareholders' agreement, which may include such restrictions on shares of stock received as a result of such grant as the Committee deems advisable, including but not limited to, making such


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Stock subject to a right of first refusal or call option on behalf of the
Company and/or its shareholders, subject to such terms and conditions as the Committee may specify at the time of grant.

            9.2 Additional Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

            9.3 Nonguarantee of Employment. The adoption of the Plan shall not confer upon any Optionee any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its employees at any time.

            9.4 Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Optionee for federal income tax purposes with respect to any Option under the Plan, the Optionee shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal state or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

            9.5 Compliance with Law. The Plan shall be governed by and subject to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.

            9.6 Effective Date and Term of Plan. The Plan shall be effective as of December 23, 1994, or, if later, the date the Plan is adopted by the Board, subject to the consent or approval of the Company's shareholders. No Option shall be granted pursuant to the Plan on or after ten years from the date this Plan is adopted by the Board, but Options granted prior to such tenth anniversary may extend beyond that date.

                                             STEEL DYNAMICS HOLDINGS, INC.

Attest                                       By /s/ Signature Illegible
       --------------------------------         -------------------------------
                                                     Vice President

                                                -------------------------------


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                         STEEL DYNAMICS HOLDINGS, INC.
                        1994 INCENTIVE STOCK OPTION PLAN
                             INCENTIVE STOCK OPTION
                                  GRANT LETTER


            Steel Dynamics Holdings, Inc. (the "Company") has adopted the Steel Dynamics Holdings, Inc. 1994 Incentive Stock Option Plan (the "Plan"), subject to the approval of the holders of a majority of the Company's outstanding common stock. This Incentive Stock Option is granted to Michael J. Cedoz (the "Optionee") on February 27, 1995 (the "Date of Grant") in accordance with the terms of the Plan. Capitalized terms used and not otherwise defined in this Grant Letter are used herein as defined in the Plan.

      1. Option Grant and Acceptance.

            (a) The Company hereby grants to the Optionee, effective as of the Date of Grant, the right and option (the "Option") to purchase 300 shares of Class A Common Stock (the "Stock").

            (b) The Optionee shall signify his acceptance of the Option by executing this Grant Letter.

            (c) The Option designated hereunder shall be an incentive stock option intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Board shall interpret and construe the Option in accordance with this designation and pursuant to the terms of the Plan, and its decisions shall be conclusive as to any question arising hereunder.

      2. Option Price.

            The price of each share covered by this Option shall be $93.00 (the "Option Price"), which is the fair market value of the Stock on the Date of Grant.

      3. Option Expiration.


            The Option, to the extent that it has not theretofore been exercised, shall automatically expire on the earliest to occur of the following events:

            (a) the close of business on February 27, 2005

            (b) in the event of the Optionee's voluntary termination, the Option may be thereafter exercised by the Optionee, to the extent then exercisable, for a period of three months from the date of such termination or until the occurrence of the date specified in Section

3(a), whichever period is shorter; provided, however, that if the Optionee dies within such three-month period, the Option shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one hundred eighty (180) days from the date of such death or until the occurrence of the date specified in Section 3(a), whichever period is shorter.

            (c) in the event of the Optionee's death, the Option may be thereafter exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one hundred eighty (180) days from the date of death or until the occurrence of the date specified in Section 3(a), whichever period is shorter.

            (d) in the event of the Optionee's "Disability" (as defined in Section 2.1 of the Plan), the Option may thereafter be exercised by the Optionee, to the extent it was then exercisable at the time of such Disability, for a period of ninety (90) days from the date of such Disability or until the occurrence of the date specified in Section 3(a), whichever period is shorter; provided, however, that if the Optionee dies within such ninety-day period, the Option may thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one hundred eighty from the date of such death or until the occurrence of the date specified in Section 3(a), whichever period is shorter.

            (e) in the event the Optionee ceases to be an employee of Company for any reason other than his voluntary termination, death or Disability, the Option shall thereupon expire.

      4. Vesting.

            Subject to the terms, conditions and limitations expressed herein, the Option shall become exercisable upon the fifth anniversary of the Date of Grant, provided, however, that such Option may become exercisable earlier as determined by the Committee, in its sole discretion. Prior to an IPO, the Option shall only be exercisable on March 1 and September 1 of the calendar year. Upon or after an IPO, the Option may be exercised at any time during the calendar year.

      5. Exercise Procedures.

            The Optionee may exercise the Option with respect to all or any part of the shares then subject to such exercise, in multiples of 100 shares, by giving written notice of his intent to exercise in the manner provided in
Section 15 hereof. Such notice shall specify the number of shares desired at the option price and the date of delivery thereof, which date shall be at least 15 days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. On such delivery date, the Company shall deliver to the Optionee at the executive office of the Company, 4500 County Road 59, Butler, Indiana 46721, or such other place as may be mutually acceptable to the Company and the Optionee, a certificate or certificates for such shares out of theretofore unissued shares or reacquired shares, as the Company may elect, against


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payment by the Optionee of the applicable exercise price in cash, or in any other manner approved by the Board. The obligation of the Company to deliver shares upon such exercise of the Option shall be subject to all applicable laws, rules, regulations and such approvals by governmental agencies as may be deemed appropriate by the Board, including, among other things, such steps as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. All obligations of the Company hereunder shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes. If the Optionee fails to accept delivery of, or to pay for, any of the shares specified in such notice upon tender of delivery thereof, the Optionee's rights to purchase such undelivered shares may be terminated, at the sole discretion of the Board.

      6. Nonassignability of Option Rights:

            The Option shall not be assigned or transferred by the Optionee, except, in the event of the death of the Optionee, by will or by the laws of descent or distribution. During the life of the Optionee, the Option shall be exercisable only by the Optionee. Upon a transfer by will or by the laws of descent or distribution, the person to whom the Option is transferred shall have the right to exercise the Option in accordance with the Plan and this Grant Letter. Any attempt to assign, transfer, pledge or dispose of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

      7. Grant Subject to Plan Provisions.

            This grant is made pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and shall in all respects be interpreted in accordance therewith. The granting and exercise of the Option and the payment of dividends or other distributions with respect to the shares are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the shares, (iii) capital or other changes of the Company and (iv) other requirements of applicable law. A copy of the Plan will be furnished to the Optionee upon request.

      8. Adjustments.

            If any change is made to the Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding grants under the Plan, the Board shall preserve the value of the Option by making appropriate adjustments to the number and class of shares, the Option Price or otherwise, except that any fractional shares resulting from such adjustment shall be eliminated by rounding any portion of a


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share equal to .500 or greater up, and any portion of a share equal to or less than .500 down, in each case to the nearest whole number.

      9. Stock Restrictions.

            If an Optionee exercises an Option prior to the IPO, the Optionee must execute a shareholders' agreement prior to receipt of such Stock. The Stock will be subject to such restrictions as indicated by the shareholders' agreement, including but not limited to the following:

            (a) If, prior to the IPO, the Optionee (while still an employee of the Company) wishes to dispose of any shares acquired pursuant to the exercise of the Option, such shares shall be subject to a right of first refusal, at the then fair market value, in favor of the Company and its then existing shareholders.

            (b) In the event of the Optionee's termination of employment with the Company prior to the IPO, the Company and its then existing shareholders shall have the option to purchase the shares held by the Optionee as a result of the exercise of the Option at the then fair market value. If the disposition of the shares would be characterized as a "disqualifying disposition" for purposes of the Code, then the Optionee may elect to delay such disposition until such time as the disposition would not constitute a disqualifying disposition of the shares.

      10. Withholding.

            The Company shall have the right to deduct from any payment hereunder any federal, state, local or employment taxes which it deems are required by law to be withheld.

      11. Administration.

            The Option has been granted pursuant to the terms, conditions and other provisions of the Plan, as in effect on the Date of Grant, and as the Plan may be amended from time to time. All questions of interpretation and application of the Plan and of any grant under the Plan (including this grant) shall be determined by the Committee in its sole discretion, and such determination shall be final and binding upon all persons. The validity, construction and effect of this Option shall be determined in accordance with the laws of the State of Indiana, without giving effect to the principles of conflicts of law thereof.

      12. No Employment Rights.

            Neither the granting of the Option nor any other action taken with respect to the Option or the Plan shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate the Optionee's employment at any time. Except as may be otherwise limited by another written


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agreement, the right of the Company to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved.

      13. No Stockholder Rights.

            Neither the Optionee, nor any person entitled to exercise the Optionee's rights in the event of the Optionee's death, shall have any of the rights and privileges of a stockholder with respect to the shares subject to the Option, except to the extent that certificates for such shares shall have been issued upon exercise of the Option as provided herein.

      14. Cancellation or Amendment.

            This Option may be cancelled or amended by the Board, in whole or in part, at any time that the Board determines, in its sole discretion, that the cancellation or amendment is necessary or advisable in light of any change after the Date of Grant in (a) the Code or the regulations issued thereunder or (b) any federal or state securities law or other law or regulation, which change by its terms effective retroactively to a date on or before the Date of Grant; provided, however, that no such cancellation or amendment shall, without the Optionee's consent, apply to or affect installments that matured on or before the date on which the Board makes such determination.

      15. Notice.

            Any notice to the Company provided for in this Grant Letter shall be addressed to it in care of the Secretary of the Company, 4500 County Road 59, Butler, Indiana 46721, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll of the Company, or to such other address the Optionee may designate to the Company in writing. Any notice provided for hereunder shall be delivered by hand, sent by telecopy or telex or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage and registry being prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

      16. Optionee's Securities Law Representations.

            If the Committee shall deem it appropriate by reason of any securities law, it may require that the Optionee upon exercise in whole or in part of the Option, represent to the Company and agree in writing that the purchase of the shares is for investment only and not with a view to distribution. The Committee may require that the share certificates be inscribed with a legend restricting transfer in accordance with applicable securities law requirements.

      17. Applicable Law.

            The validity, construction, interpretation and effect of this instrument shall be governed by and determined in accordance with the laws of the State of Indiana.


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
                                        STEEL DYNAMICS HOLDINGS, INC.


Attest:                                 By: /s/ Signature Illegible
        ---------------------------         -----------------------------------

                                        Accepted By:

Witness: /s/ Signature Illegible            /s/ Signature Illegible
        ---------------------------     ---------------------------------------
                                        Optionee


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